UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-09395
Third Avenue Variable Series Trust

(Exact name of registrant as specified in charter)
6 Grand Central at 666 Third Avenue, Suite 1040,
New York, NY 10017

(Address of principal executive offices) (Zip code)
Joel L. Weiss
Third Avenue Variable Series Trust
1636 N Cedar Crest Blvd.
Suite #161
Allentown, PA 18104

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 443-1021
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Third Avenue Variable Series Trust
Annual Shareholder Report
Third Avenue Value Portfolio | December 31, 2025
This annual shareholder report contains important information about the Third Avenue Value Portfolio (the “Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at https://www.thirdave.com/fund-literature. You can also request this information by contacting your insurance company.
What were the Portfolio costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Third Avenue Value Portfolio	$153	1.30%
Management’s Discussion of Portfolio Performance
The following discussion compares the performance of the Portfolio to the MSCI World Index to show how the Portfolio’s performance compares to the returns of a broad global equity index for the reporting period. Please reference the Average Annual Total Returns table below for the returns of the Portfolio and related index. The Portfolio seeks to generate long-term capital appreciation by employing Third Avenue Management LLC’s (the “Adviser”) fundamental, bottom-up, value investing philosophy.
The Portfolio generated returns of 34.85% over the fiscal year ended December 31, 2025. The Portfolio’s benchmark, the MSCI World Index, returned 21.60% over the same period.
Top Contributors to Performance
  Portfolio relative performance was significantly aided by security selection within the Financials and Materials sectors. To a lesser extent, security selection within the Consumer Discretionary sector also aided relative performance.
  Portfolio performance was also aided by relative overweight exposures to Japan, Germany and Canada as well as by security selection within Canada, Ireland and Germany.
  The Portfolio’s very large relative underweight within the United States was beneficial to relative performance during the year.
  Top performing holdings included European banks, Bank of Ireland Group PLC and Deutsche Bank AG.
  Mining companies such as Lundin Mining Corp. and Capstone Copper Corp. provided significant positive contributions to performance, as did metallurgical coal company, Warrior Met Coal, Inc.
  U.K. bank, Close Brothers Group PLC, Italian cement manufacturer, Buzzi SpA, and Japanese semiconductor equipment maker, Horiba, Ltd., also provided important positive contributions.
Top Detractors from Performance
  The Portfolio’s relative performance was negatively impacted by the Portfolio’s somewhat elevated cash position.
  While the Portfolio’s relative underweight to U.S. holdings was beneficial to relative performance, security selection within the United States produced a drag on relative performance.
  The Portfolio’s relative overweight and security selection within the Energy sector both produced a negative impact on relative performance.
  Absolute and relative performance were negatively impacted by holdings in two U.K. companies, S4 Capital PLC and Harbour Energy PLC, as well as North American building products companies, Interfor Corp. and Boise Cascade Co.
Portfolio Performance
The following graph and chart compare the change in value of a $10,000 investment and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Third Avenue Value Portfolio and the MSCI World Index.
Growth of $10,000
Average Annual Total Returns	1 Year	5 Years	10 Years
Third Avenue Value Portfolio	34.85%	17.68%	9.66%
MSCI World Index	21.60%	12.66%	12.74%
Past performance does not indicate future results. Performance reflects fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, the returns shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Portfolio shares.
Key Portfolio Statistics
Portfolio net assets	$85,383,325
Total number of portfolio holdings	34
Total advisory fee paid, net	$623,868
Portfolio turnover rate, as of the end of the reporting period	21%
Graphical Representation of Holdings
The tables below show the investment makeup of the Portfolio as of the report date.
Summary of Investments by Industry*
Metals & Mining	15.2%
Oil & Gas Production & Services	11.6%
Building Products	10.2%
Diversified Holding Companies	9.0%
Automotive	8.9%
Banks	8.0%
Transportation & Logistics	7.4%
Capital Equipment	5.1%
Energy - Refining & Marketing	2.9%
Insurance	2.1%
Non-U.S. Real Estate Operating Companies	2.0%
Others^	5.9%
Short-Term Investments	10.5%
Other Assets less Liabilities	1.2%
Total	100.0%
*	(% of Net Assets)
^	Includes Consumer Products, Materials/Diversified Chemicals, Media and Brokerages & Exchanges.
+	Includes Brazil, Bermuda, South Korea, Mexico and Philippines.
Country Concentration*
Material Portfolio Changes During the Period
There were no material changes to the Portfolio.
Changes in and Disagreements with Accountants
During the fiscal year ended December 31, 2025, there were no changes in and/or disagreements with Accountants.
Availability of Additional Information
You can find additional information about the Portfolio, including the prospectus, financial information, holdings and proxy voting information, at https://www.thirdave.com/fund-literature. You can also request this information by contacting your insurance company.
Third Avenue Value Portfolio
Annual Shareholder Report - December 31, 2025

(b) Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a textbook on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $55,210 without any out of pocket expenses, for the fiscal year ending December 31, 2025 and $52,581 without any out of pocket expenses, for the fiscal year ending December 31, 2024.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $552 for the fiscal year ending December 31, 2025 and $1,285 for the fiscal year ending December 31, 2024.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ending December 31, 2025 and $0 for the fiscal year ending December 31, 2024.

All Other Fees

(d)

There were no fees billed to the Trust in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) Not applicable

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for the fiscal year ending December 31, 2025 and $0 for the fiscal year ending December 31, 2024.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

THIRD AVENUE VARIABLE SERIES TRUST

ANNUAL FINANCIALS AND ADDITIONAL INFORMATION

DECEMBER 31, 2025

THIRD AVENUE VALUE PORTFOLIO

The Third Avenue Value Portfolio is distributed by Foreside Fund Services, LLC. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Portfolio.

Not FDIC Insured | May Lose Value | No Bank Guarantee

TABLE OF CONTENTS

Portfolio of Investments	Page 1

Statement of Assets and Liabilities	Page 2

Statement of Operations	Page 3

Statements of Changes in Net Assets	Page 4

Financial Highlights	Page 5

Notes to Financial Statements	Page 6

Report of Independent Registered Public Accounting Firm	Page16

Federal Tax Status of Dividends and Distributions	Page 17

Other Information	Page 18

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Portfolio of Investments

December 31, 2025

Shares	Security†	Value (Note 1)

Common Stocks - 88.31%
	Automotive - 8.93%
37,725	Bayerische Motoren Werke AG (Germany)	$4,090,724
164,100	Subaru Corp. (Japan)	3,533,274

		7,623,998

	Banks - 7.98%
145,059	Bank of Ireland Group PLC (Ireland)	2,774,298
370,822	Close Brothers Group PLC (United Kingdom) (a)	2,607,722
37,158	Deutsche Bank AG (Germany)	1,432,037

		6,814,057

	Brokerages & Exchanges - 1.15%
476,298	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	978,385

	Building Products - 10.18%
31,572	Boise Cascade Co.	2,323,699
54,114	Buzzi SpA (Italy)	3,271,252
129,698	Interfor Corp. (Canada) (a)	808,870
92,200	Taiheiyo Cement Corp. (Japan)	2,290,466

		8,694,287

	Capital Equipment - 5.09%
24,300	Horiba, Ltd. (Japan)	2,480,388
58,000	Jeol, Ltd. (Japan)	1,864,092

		4,344,480

	Consumer Products - 1.78%
51,306	Misto Holdings Corp. (South Korea)	1,520,716

	Diversified Holding Companies - 9.00%
91,870	Ayala Corp. (Philippines)	730,806
405,594	CK Hutchison Holdings, Ltd. (Hong Kong)	2,757,415
99,500	Jardine Cycle & Carriage, Ltd. (Singapore)	2,617,894
324,932	Quinenco S.A. (Chile)	1,579,861

		7,685,976

	Energy - Refining & Marketing - 2.86%
639,231	Ultrapar Participacoes S.A. (Brazil)	2,438,054

	Insurance - 2.15%
348,409	Conduit Holdings, Ltd. (Bermuda)	1,837,157

	Materials/Diversified Chemicals - 1.67%
15,576	Rogers Corp. (a)	1,426,294

Shares	Security†	Value (Note 1)

	Media - 1.32%
4,102,500	S4 Capital PLC (United Kingdom)	$1,130,806

	Metals & Mining - 15.18%
438,156	Capstone Copper Corp. (Canada) (a)	4,398,958
187,298	Lundin Mining Corp. (Canada)	4,025,566
51,444	Warrior Met Coal, Inc.	4,535,818

		12,960,342

	Non-U.S. Real Estate Operating Companies - 1.98%
2,998,800	Genting Singapore, Ltd. (Singapore)	1,689,474

	Oil & Gas Production & Services - 11.60%
830,579	Harbour Energy PLC (United Kingdom)	2,185,243
95,264	Subsea 7, S.A. (United Kingdom)	1,911,950
65,362	Tidewater, Inc. (a)	3,301,435
49,682	Valaris, Ltd. (a)	2,503,973

		9,902,601

	Transportation & Logistics - 7.44%
27,262,361	Cia Sud Americana de Vapores S.A. (Chile)	1,415,715
326,667	easyJet PLC (United Kingdom)	2,240,924
68,500	PALTAC Corp. (Japan)	2,111,563
549,616	TS Lines, Ltd. (Hong Kong)	586,643

		6,354,845

	Total Common Stocks (Cost $61,467,915)	75,401,472

Short-Term Investments - 10.50%
8,966,724	Dreyfus Treasury Securities Cash Management, Institutional Shares, 3.700% (b)	8,966,724

	Total Short-Term Investments (Cost $8,966,724)	8,966,724

	Total Investment Portfolio - 98.81% (Cost $70,434,639)	84,368,196
	Other Assets less Liabilities - 1.19%	1,015,129

	NET ASSETS - 100.00%	$85,383,325

Notes:

(a) Non-income producing security.

(b) Rate disclosed represents 30-day yield at December 31, 2025.

†  U.S. issuer unless otherwise noted.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Statement of Assets and Liabilities

December 31, 2025

Assets:
Investments at value† (Note 1)	$84,368,196
Cash	996,914
Foreign tax reclaims receivable	460,619
Dividends and interest receivables	64,048
Receivable for Portfolio shares sold	643
Other assets	302

Total assets	85,890,722

Liabilities:
Payable for securities purchased	264,441
Payable for Portfolio shares redeemed	91,162
Payable for auditing fees	56,580
Payable to Adviser (Note 3)	42,393
Payable for accounting and administration fees (Note 3)	20,067
Payable for shareholder servicing fees (Note 3)	12,000
Payable for reports to shareholders	11,480
Payable for transfer agent fees	2,386
Payable to trustees and officers	1,056
Accrued expenses	5,832

Total liabilities	507,397

Commitments and contingency (Notes 3 and 5)	—

Net assets	$85,383,325

Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 3,409,981 shares outstanding	$61,215,654
Total distributable earnings	24,167,671

Net assets applicable to capital shares outstanding	$85,383,325

Net asset value, offering and redemption price per share	$25.04

† Cost of Investments	$70,434,639

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Statement of Operations

For the Year Ended December 31, 2025

Investment Income:
Dividends*	$2,580,276
Interest	5,512

Total Investment Income	2,585,788

Expenses:
Investment advisory fees (Note 3)	673,648
Shareholder servicing fees (Note 3)	79,039
Accounting and administration fees (Note 3)	72,468
Auditing fees	59,722
Reports to shareholders	31,955
Trustees’ and officers’ fees and expenses	29,420
Transfer agent fees	27,543
Custodian fees	26,479
Insurance	4,334
Legal fees	3,428
Miscellaneous	14,791

Total expenses	1,022,827

Fees waived (Note 3)	(49,780)

Net expenses	973,047

Net investment income	1,612,741

Realized and unrealized gain/(loss) on investments, options, and foreign currency transactions:
Net realized gain on investments	9,167,330
Net realized loss on purchased options	(220,341)
Net realized gain on foreign currency transactions	8
Net change in unrealized appreciation/(depreciation) on investments	12,143,270
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	41,361

Net gain on investments, options, and foreign currency transactions	21,131,628

Net increase in net assets resulting from operations	$22,744,369

* Net of foreign withholding taxes on dividends	$323,066

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Operations:
Net investment income	$1,612,741	$1,823,603
Net realized gain	8,946,997	5,543,123
Net change in unrealized appreciation/(depreciation)	12,184,631	(8,648,296)

Net increase/(decrease) in net assets resulting from operations	22,744,369	(1,281,570)

Dividends and Distributions to Shareholders:
Net investment income and net realized gains	(7,205,817)	(7,750,123)

Decrease in net assets from dividends and distributions	(7,205,817)	(7,750,123)

Capital Share Transactions:
Proceeds from sale of shares	5,003,038	4,233,589
Net asset value of shares issued in reinvestment of dividends and distributions	7,205,817	7,750,123
Cost of shares redeemed	(10,983,502)	(11,228,922)

Net increase in net assets resulting from capital share transactions	1,225,353	754,790

Net increase/(decrease) in net assets	16,763,905	(8,276,903)
Net assets at beginning of year	68,619,420	76,896,323

Net assets at end of year	$85,383,325	$68,619,420

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$20.46	$23.27	$21.16	$18.51	$15.27

Income/(loss) from investment operations:
Net investment income@	0.48	0.56 ‡	0.53	0.37 *	0.26 +
Net gain/(loss) on investment transactions (both realized and unrealized)	6.36	(0.85)	3.69	2.58	3.11

Total from investment operations	6.84	(0.29)	4.22	2.95	3.37

Less dividends and distributions to shareholders:
Dividends from net investment income	(0.53)	(0.62)	(0.56)	(0.30)	(0.13)
Distributions from net realized gains	(1.73)	(1.90)	(1.55)	—	—

Total dividends and distributions	(2.26)	(2.52)	(2.11)	(0.30)	(0.13)

Net asset value, end of year	$25.04	$20.46	$23.27	$21.16	$18.51

Total return[1]	34.85%	(2.27)%	20.81%	16.11%	22.07%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$85,383	$68,619	$76,896	$71,985	$63,190
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement.	1.37%	1.34%	1.37%	1.36%	1.48%
After fee waivers/expense offset arrangement2,#	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	2.15%	2.39%‡	2.35%	1.88%*	1.39%+
Portfolio turnover rate	21%	23%	16%	31%	20%

1

Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the year and is not annualized. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separate accounts that invest in the Portfolio’s shares.

2

As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.30%.

*

Investment income per share reflects a special dividend received during the year which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.56%.

+

Investment income per share reflects special dividends received during the year which amounted to $0.14 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.61%.

‡

Investment income per share reflects special dividends received during the year which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.82%.

@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Notes to Financial Statements

December 31, 2025

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Variable Series Trust (the “Trust”) is an open-end, management investment company organized as a Delaware statutory trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one diversified (within the meaning of Section 5(b)(1) of the Investment Company Act of 1940 (the “Act”)) investment series, Third Avenue Value Portfolio (the “Portfolio”). Third Avenue Management LLC (“Third Avenue” or the “Adviser”) provides investment advisory services to the Portfolio.

The Portfolio seeks to acquire common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. Third Avenue adheres to a strict value discipline in selecting securities for the Portfolio. This means seeking investments whose market prices are low in relation to what it believes is their intrinsic value and/or whose total return potential is considered to be high. The Adviser may seek investments in the equity securities and senior securities, such as convertible securities, preferred stocks and debt instruments (including high yield and distressed securities, often referred to as “junk”, that may be in default and may have any or no credit rating) of companies in industries that are believed to be undervalued or temporarily depressed. The Portfolio invests in both domestic and foreign securities.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2025, the Trust was offered as an investment option by six insurance companies and, accordingly, a decision by any insurance company to withdraw its participation may have a material negative impact on the Trust. As of December 31, 2025, separate accounts of Ameriprise Financial, Inc. and Ameritas Variable Life Insurance Co. held approximately 54% and 34% of the Portfolio’s shares, respectively.

Accounting policies:

The policies described below are followed consistently by the Portfolio in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:

The Portfolio’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Portfolio determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Portfolio.

Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the New York Stock Exchange (the “Exchange”) are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the adopted valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to the policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s procedures may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2025

Exchange, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.

Securities listed on certain non-U.S. exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets and are categorized as Level 2, as defined below. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the close of regular trading on the Exchange, as provided by an independent pricing service approved by the Board of Trustees.

In addition to utilizing an independent fair value pricing service for securities listed on certain non-U.S. exchanges as described above, the Portfolio may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Portfolio prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

• Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

• Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

• Level 3 — Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks and Preferred Stocks)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security.To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations — U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the closing bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield

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December 31, 2025

curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds— Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Purchased and Written)— Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary by level of inputs used to value the Portfolio’s investments as of December 31, 2025:

Assets	Total Value at 12/31/25	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs^	Level 3 Significant Unobservable Inputs
Common Stocks:
Automotive	$7,623,998	$—	$7,623,998	$—
Banks	6,814,057	—	6,814,057	—
Brokerages & Exchanges	978,385	978,385	—	—
Building Products	8,694,287	3,132,569	5,561,718	—
Capital Equipment	4,344,480	—	4,344,480	—
Consumer Products	1,520,716	—	1,520,716	—
Diversified Holding Companies	7,685,976	2,310,667	5,375,309	—
Energy - Refining & Marketing	2,438,054	2,438,054	—	—
Insurance	1,837,157	—	1,837,157	—
Materials/Diversified Chemicals	1,426,294	1,426,294	—	—
Media	1,130,806	—	1,130,806	—
Metals & Mining	12,960,342	12,960,342	—	—
Non-U.S. Real Estate Operating Companies	1,689,474	—	1,689,474	—
Oil & Gas Production & Services	9,902,601	5,805,408	4,097,193	—
Transportation & Logistics	6,354,845	1,415,715	4,939,130	—

Total Common Stocks	75,401,472	30,467,434	44,934,038	—

Short-Term Investments:	8,966,724	8,966,724	—	—

Total Short-Term Investments	8,966,724	8,966,724	—	—

Total Value of Investments	$84,368,196	$39,434,158	$44,934,038	$—

^

Common stock securities categorized as Level 2 consist solely of securities listed on certain non-U.S. exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) that are fair valued daily by an independent fair value pricing service approved by the Board of Trustees.

For fair valuations using significant unobservable inputs, U.S. GAAP requires the Portfolio to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Portfolio had an amount of total transfers in or out of Level 3 during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

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Notes to Financial Statements (continued)

December 31, 2025

For the year ended December 31, 2025, there were no transfers in or out of Level 3.

Security transactions and investment income:

Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Portfolio may be comprised of dividends, capital gains and return of capital. The Portfolio originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:

The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Portfolio are presented at market values using the foreign exchange rates at the close of the period. The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held.

Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investment transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Option contracts:

The Portfolio may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currencies to manage and hedge exchange rate risks within the investment portfolio and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Portfolio to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Portfolio, on expiration date, as realized losses on purchased options.

When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting an offsetting transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for an offsetting transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In purchasing and writing options, the Portfolio bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Portfolio purchasing a security or currency at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on

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Notes to Financial Statements (continued)

December 31, 2025

which they trade. When purchasing over-the-counter options, the Portfolio bears the risk of economic loss from counterparty default, equal to the market value of the option.

During the year ended December 31, 2025, the Portfolio used purchased put options for hedging purposes. There were no open purchased options held at December 31, 2025.

Summary of derivatives information:

The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2025, by primary risk exposure:

	Amount of Realized Loss on Derivatives Recognized in Income
Derivative Contract	Purchased Options
Equity contracts	$(220,341	)(a)

(a) Included in “Net realized loss on purchased options”.

Derivatives volume:

The table below discloses the volume of the Portfolio’s options activities during the year ended December 31, 2025 (amounts denominated in U.S. Dollars unless otherwise noted, except number of contracts).

OTC Equity Options:
Average Number of Contracts - Purchased Options	34
Average Notional - Purchased Options	$2,198,832

Dividends and distributions to shareholders:

The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Any distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Income tax information:

The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies and intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including capital gains, from investments in foreign securities received by the Portfolio may be subject to income withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Portfolio’s U.S. federal income tax returns for all open tax years, and has concluded that no provision for U.S. federal income tax is required in the Portfolio’s financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Portfolio is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired. The Portfolio’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Expense allocation:

Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio’s average net assets relative to the total average net assets of the Portfolio and Third Avenue Trust.

Trustees’ and officers’ fees:

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of The Bank of New York (“BNY”) serves as the Secretary of the Trust and is not compensated by the Portfolio or the Trust.

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Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2025

Prior to July 31, 2025, JW Fund Management LLC (“JWFM”) provided a Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) to the Trust. Effective August 1, 2025,Tidal ETF Services LLC (“Tidal”) provides a PEO and PFO to the Trust. Chenery Compliance Group, LLC (“Chenery”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Tidal and Chenery are compensated for their services provided to the Trust. JWFM was compensated for its services provided to the Trust through July 31,2025.

Segment reporting:

In accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Portfolio has evaluated its business activities and determined that it operates as a single reportable segment. The Chief Operating Decision Maker (“CODM”) is the Adviser’s Management Committee and the PEO and PFO of the Portfolio. The CODM has concluded that the Portfolio operates as a single operating segment since the Portfolio has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Portfolio’s financial statements.

Accounting pronouncement:

On December 14, 2023, the FASB issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management has reviewed the impact of ASU 2023-09 and concludes there is no material impact on the Portfolio’s financial statements.

2. INVESTMENTS

The aggregate cost of purchases and aggregate proceeds from sales, excluding short-term investments, for the year ended December 31, 2025 were as follows:

Purchases	Sales
$14,369,735	$20,413,984

3. INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS

The Portfolio has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide that the Portfolio pay the Adviser an investment advisory fee at an annual rate of 0.90% of the Portfolio’s total average daily net assets. This fee is calculated daily and paid monthly.

Additionally, the Adviser pays certain expenses on behalf of the Portfolio, which are partially reimbursed by the Portfolio, including service fees due to third parties, and certain miscellaneous expenses.

At December 31, 2025, advisory fees totaling $42,393 were payable to the Adviser.

The Adviser has contractually agreed, until April 30, 2026 (subject to renewal), to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Net Annual Portfolio Operating Expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.30% of the average daily net assets of the Portfolio, subject to later reimbursement by the Portfolio in certain circumstances. In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Portfolio Operating Expenses to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. No previously waived fees were paid to the Adviser from the Portfolio during the year ended December 31, 2025.

As of December 31, 2025, the amount of potential recovery was as follows:

Fees Waived/Expenses Reimbursed through Fiscal Periods Ending
December 31, 2023	December 31, 2024	December 31, 2025
Subject to Repayment through
December 31, 2026	December 31, 2027	December 31, 2028
$50,814	$33,233	$49,780

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Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2025

The Portfolio has not recorded a commitment or contingent liability at December 31, 2025.

BNY serves as administrator and provides certain custodial services for the Portfolio. For providing administrative and accounting services, BNY is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Both the Trust and the Adviser have entered into Shareholder Servicing Agreements with the insurance companies that offer the Portfolio whereby a fee is paid to the insurance companies who administer omnibus accounts for the policyholders electing to invest in the Portfolio. Pursuant to provisions adopted by the Board, the Adviser has agreed to pay these fees directly. The Portfolio has agreed to reimburse the Adviser for the estimated amount the Portfolio would have been charged by its transfer agent for administering the accounts on an individual basis. The amount, reimbursed to the Adviser, is reflected as “Shareholder servicing fees” in the Statement of Operations. For the year ended December 31, 2025, such fees amounted to $79,039.

4. CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value.

Transactions in capital stock were as follows:

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Shares outstanding at beginning of year	3,354,090	3,304,773

Shares sold	221,293	183,738
Shares issued upon reinvestment of dividends and distributions	323,566	343,230
Shares redeemed	(488,968)	(477,651)

Net increase in shares	55,891	49,317

Shares outstanding at end of year	3,409,981	3,354,090

5. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities and emerging markets risk:

Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region.Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

High-yield and distressed risk:

Investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Portfolio may also invest in distressed securities, which the Adviser or Sub-Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Portfolio’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

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Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2025

Debt securities risk:

The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. Other market developments can adversely affect debt securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e. “market making”) activities for certain debt securities, which could have the potential to decrease liquidity and increase volatility in the debt securities markets. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. If the Portfolio needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. As interest rates are at or near historic lows in the United States and other countries, this risk may be heightened. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. Longer-term securities may be more sensitive to interest rate changes.The prices of high-yield debt securities, unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Economic and other developments can adversely affect debt securities markets.

Market risk:

Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Portfolio will similarly fluctuate and you could lose money.

Liquidity risk:

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk. An unexpected increase in Portfolio redemption requests, including requests from participating insurance companies who may own a significant percentage of the Portfolio’s shares, which may be triggered by, among other things, market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses.

Cash concentration risk:

The Portfolio’s cash balance is held at a major regional U.S. bank, The Bank of New York Mellon. The Portfolio’s cash balance, which typically exceeds Federal Deposit Insurance Corporation insurance coverage, subjects the Portfolio to a concentration of credit risk. The Portfolio regularly monitors the credit rating of this financial institution in order to mitigate the credit risk that exists with the balance in excess of the insured amount.

Off-balance sheet risk:

The Portfolio enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Focused investing risk:

Although the Portfolio is a diversified investment company under the Act, the Portfolio’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events

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Notes to Financial Statements (continued)

December 31, 2025

affecting such issuer, industry, sector or geographic region. The Portfolio does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Portfolio’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Portfolio from time to time may have an investment portfolio that is considered “non-diversified” by the Act despite its classification as a diversified investment company.

Inflation risk:

The value of assets or income from investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Counterparty risk:

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolio and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolio.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Portfolio and any additional required collateral is delivered to/pledged by the Portfolio on the next business day.Typically, a Portfolio and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.The Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Notes to Financial Statements (continued)

December 31, 2025

7. FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Portfolio from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax laws and regulation, which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on the net assets of the Portfolio. Capital accounts are not adjusted for temporary differences. Permanent differences are primarily due to Passive Foreign Investment Companies (“PFICs”) sold, reclassification of certain transactions involving foreign securities and currencies and other book to tax adjustments. For the year ended December 31, 2025, these adjustments were to decrease paid-in capital by $6 and increase total distributable earnings by $6 for the Portfolio.

For the years ended December 31, 2025 and December 31, 2024, the tax character of dividends paid were $1,879,709 from ordinary income and $5,326,108 in long-term capital gains and $2,013,862 from ordinary income and $5,736,261 in long-term capital gains, respectively.

At December 31, 2025, the accumulated undistributed earnings on a tax basis was $2,598,054 from ordinary income and $8,449,989 from long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences related to PFICs marked to market and deferred losses on wash sales.

At December 31, 2025, the Portfolio did not have capital loss carryforwards for federal income tax purposes.

The book and tax unrealized appreciation/(depreciation) calculation differs. The difference is primarily attributable to PFICs marked to market and deferred losses on wash sales.

As of December 31, 2025, gross unrealized appreciation/(depreciation) based on cost for federal income tax purposes were as follows:

Gross Unrealized Appreciation	$24,473,996
Gross Unrealized Depreciation	(11,374,349)

Net Unrealized Appreciation	$13,099,647

Tax cost	$71,268,549

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Third Avenue Variable Series Trust and Shareholders of Third Avenue Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Third Avenue Value Portfolio (the “Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker; when replies were not received from broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2026

We have served as the auditor of one or more investment companies in Third Avenue Funds since 1990.

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Federal Tax Status of Dividends and Distributions

(Unaudited)

The following information represents the tax status of dividends and distributions paid by the Portfolio during the fiscal year ended December 31, 2025. This information is presented to meet regulatory requirements and no current action on your part is required.

For the fiscal year ended December 31, 2025, the Portfolio paid ordinary income dividends of $1,879,709 from net investment income and $5,326,108 from long-term capital gains.

The Portfolio designated $5,326,108 as long-term capital gains distributions during the year ended December 31, 2025. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

With respect to ordinary dividends paid by the Portfolio during its fiscal year ended December 31, 2025, the Portfolio designates the maximum allowable amounts under section 854 of the Internal Revenue Code of 1986. Such designated amounts shall not be less than the following with respect to ordinary dividends:

Qualified Dividend Income for Individuals	Dividends Received Deduction for Corporations
$1,622,995	$283,846

The Portfolio intends to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code of 1986.

Gross foreign source income and foreign tax expense for the year ended December 31, 2025 are as follows:

Gross Foreign Source Income	Foreign Tax Pass Through
$2,569,319	$173,540

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Other Information

(Unaudited)

FORM N-CSR ITEM 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

FORM N-CSR ITEM 9 – Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

FORM N-CSR ITEM 10 – Remuneration Paid to Trustees, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid to Trustees, Officers and Others is disclosed within the Statement of Operations in the Annual Financials and Additional Information.

FORM N-CSR ITEM 11 – Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Considerations of the Continuation of the Investment Advisory Agreement with Third Avenue Management LLC for the Third Avenue Value Portfolio

At an in-person meeting held on December 2, 2025 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Third Avenue Variable Series Trust (“TAV” or the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Third Avenue Management LLC (“Third Avenue” or the “Adviser”) and the Trust (the “Agreement”) on behalf of the Third Avenue Value Portfolio of TAV. At the Meeting, the Board considered the continuation of the Agreement for an additional one-year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Third Avenue in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Third Avenue 15(c) Response”) regarding (i) the services performed by Third Avenue for the Third Avenue Value Portfolio, (ii) the composition and qualifications of Third Avenue’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Third Avenue Value Portfolio, (iv) investment performance, (v) the financial condition of Third Avenue, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Third Avenue Value Portfolio and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Third Avenue’s ability to service the Third Avenue Value Portfolio, and (x) compliance with the Third Avenue Value Portfolio’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Third Avenue 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the relative performance of the Third Avenue Value Portfolio; compliance with the Third Avenue Value Portfolio’s investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from Third Avenue invited to participate in the Meeting regarding Third Avenue’s history, performance, investment strategy, and compliance program. Representatives of Third Avenue responded to questions from the Board. In addition to the foregoing information, the Trustees also considered all other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Third Avenue Value Portfolio and Third Avenue, as provided by the terms of the Agreement, including the advisory fees under the Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as theTrustees considered relevant.

Based on the Third Avenue 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Third Avenue are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Third Avenue Value Portfolio is likely to benefit from the provision of those services, (iv) Third Avenue has sufficient personnel, with the appropriate skills and experience, to serve the Third Avenue Value Portfolio effectively and has demonstrated its

Third Avenue Variable Series Trust

Third Avenue Value Portfolio

Other Information (continued)

(Unaudited)

continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Third Avenue Value Portfolio is likely to continue under the Agreement.

The Trustees considered the investment performance for the Third Avenue Value Portfolio and Third Avenue. The Trustees reviewed historical performance charts which showed the performance of the Third Avenue Value Portfolio as compared to its benchmark index and Refinitiv category for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2025, as applicable. The Trustees considered the short-term and long-term performance of the Third Avenue Value Portfolio, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

The Trustees noted that the Third Avenue Value Portfolio outperformed each of the MSCI World Index and the Refinitiv Global Multi-Cap Value Classification for the year-to-date and five-year periods ended September 30, 2025, and underperformed each for the one-year period ended September 30, 2025. They further noted that the Third Avenue Value Portfolio outperformed the Refinitiv Global Multi-Cap Value Classification for the three-year and ten-year periods ended September 30, 2025, and underperformed the MSCI World Index for the three-year and ten-year periods ended September 30, 2025.

The Trustees concluded that the performance of the Third Avenue Value Portfolio was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Third Avenue had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Third Avenue Value Portfolio and any other ancillary benefit resulting from Third Avenue’s relationship with the Third Avenue Value Portfolio.

The Trustees also reviewed information regarding the fees Third Avenue charges to certain other clients and evaluated explanations provided by Third Avenue as to differences in fees charged to the Third Avenue Value Portfolio and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Third Avenue Value Portfolio versus those funds in the Third Avenue Value Portfolio’s applicable Refinitiv category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Third Avenue are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of theThird Avenue Value Portfolio as measured by the information provided by Third Avenue.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Third Avenue Value Portfolio:

The contractual advisory fee and net total expense ratio for the Third Avenue Value Portfolio were higher than the median of the contractual advisory fee and net total expense ratio for those funds in Third Avenue Value Portfolio’s Peer Group.

The Trustees considered the costs of the services provided by Third Avenue, the compensation and benefits received by Third Avenue in providing services to the Third Avenue Value Portfolio, the profitability and certain additional information related to the financial condition of Third Avenue. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Third Avenue.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Third Avenue Value Portfolio grows, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Third Avenue Value Portfolio increase because fixed expenses will be spread across a larger asset base. The Trustees also noted that the Third Avenue Value Portfolio’s advisory fees do not include “breakpoint” reductions in the advisory fee rates at specific asset levels but that Third Avenue has contractually agreed to waive fees and/or reimburse certain expenses of the Third Avenue Value Portfolio for the benefit of shareholders.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THIRD AVENUE VARIABLE SERIES TRUST

Privacy Policy

Third Avenue Value Portfolio (the “Portfolio”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Portfolio’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only to authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Portfolio has delegated the voting of proxies relating to its voting securities to the Portfolio’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov., and (iii) on the Adviser’s website at www.thirdave.com.

Schedule of Portfolio Holdings—Form N-PORT

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Adviser’s website www.thirdave.com.

BOARD OF TRUSTEES

Robert J. Christian

Iqbal Mansur

Nicholas M. Marsini, Jr. — Chairman

Nancy B. Wolcott

Stephen M. Wynne

OFFICERS

Joel L. Weiss — President, Chief Executive Officer

Christine S. Catanzaro — Treasurer, Chief Financial Officer

T. Richard Keyes — Vice President

Gabriella Mercincavage — Assistant Treasurer

Vincenzo A. Scarduzio — Secretary

John J. Canning — Chief Compliance Officer, Anti-Money Laundering Officer

ADMINISTRATOR

The Bank of New York Mellon

103 Bellevue Parkway

Wilmington, DE 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

500 Ross Street, 154-0520

Pittsburgh, PA 15262

(800) 443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC

6 Grand Central at 666 Third Avenue, Suite 1040

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40 Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

6 Grand Central at 666 Third Avenue,	212.906.1160
Suite 1040 New York, NY 10017	clientservice@thirdave.com

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The Fund’s disclosure of remuneration items is included as part of the Annual Financials and Additional Information filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At an in-person meeting held on December 2, 2025 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Third Avenue Variable Series Trust (“TAV” or the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Third Avenue Management LLC (“Third Avenue” or the “Adviser”) and the Trust (the “Agreement”) on behalf of the Third Avenue Value Portfolio of TAV. At the Meeting, the Board considered the continuation of the Agreement for an additional one-year period.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Third Avenue in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Third Avenue 15(c) Response”) regarding (i) the services performed by Third Avenue for the Third Avenue Value Portfolio, (ii) the composition and qualifications of Third Avenue’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Third Avenue Value Portfolio, (iv) investment performance, (v) the financial condition of Third Avenue, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Third Avenue Value Portfolio and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Third Avenue’s ability to service the Third Avenue Value Portfolio, and (x) compliance with the Third Avenue Value Portfolio’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Third Avenue 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the relative performance of the Third Avenue Value Portfolio; compliance with the Third Avenue Value Portfolio’s investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.

The Board considered additional information provided by representatives from Third Avenue invited to participate in the Meeting regarding Third Avenue’s history, performance, investment strategy, and compliance program. Representatives of Third Avenue responded to questions from the Board. In addition to the foregoing information, the Trustees also considered all other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Third Avenue Value Portfolio and Third Avenue, as provided by the terms of the Agreement, including the advisory fees under the Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

Based on the Third Avenue 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Third Avenue are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Third Avenue Value Portfolio is likely to benefit from the provision of those services, (iv) Third Avenue has sufficient personnel, with the appropriate skills and experience, to serve the Third Avenue Value Portfolio effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Third Avenue Value Portfolio is likely to continue under the Agreement.

The Trustees considered the investment performance for the Third Avenue Value Portfolio and Third Avenue. The Trustees reviewed historical performance charts which showed the performance of the Third Avenue Value Portfolio as compared to its benchmark index and Refinitiv category for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2025, as applicable. The Trustees considered the short-term and long-term performance of the Third Avenue Value Portfolio, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.

The Trustees noted that the Third Avenue Value Portfolio outperformed each of the MSCI World Index and the Refinitiv Global Multi-Cap Value Classification for the year-to-date and five-year periods ended September 30, 2025, and underperformed each for the one-year period ended September 30, 2025. They further noted that the Third Avenue Value Portfolio outperformed the Refinitiv Global Multi-Cap Value Classification for the three-year and ten- year periods ended September 30, 2025, and underperformed the MSCI World Index for the three-year and ten-year periods ended September 30, 2025.

The Trustees concluded that the performance of the Third Avenue Value Portfolio was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Third Avenue had provided information regarding its advisory fees and an analysis of these fees in relation to the services provided to the Third Avenue Value Portfolio and any other ancillary benefit resulting from Third Avenue’s relationship with the Third Avenue Value Portfolio.

The Trustees also reviewed information regarding the fees Third Avenue charges to certain other clients and evaluated explanations provided by Third Avenue as to differences in fees charged to the Third Avenue Value Portfolio and other similarly managed accounts, where applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Third Avenue Value Portfolio versus those funds in the Fund’s applicable Refinitiv category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Third Avenue are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Third Avenue.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Third Avenue Value Portfolio:

The contractual advisory fee and net total expense ratio for the Third Avenue Value Portfolio were higher than the median of the contractual advisory fee and net total expense ratio for those funds in Third Avenue Value Portfolio’s Peer Group.

The Trustees considered the costs of the services provided by Third Avenue, the compensation and benefits received by Third Avenue in providing services to the Third Avenue Value Portfolio, the profitability and certain additional information related to the financial condition of Third Avenue. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Third Avenue.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Third Avenue Value Portfolio grows, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Third Avenue Value Portfolio increase because fixed expenses will be spread across a larger asset base. The Trustees also noted that the Third Avenue Value Portfolio’s advisory fees do not include “breakpoint” reductions in the advisory fee rates at specific asset levels but that Third Avenue has contractually agreed to waive fees and/or reimburse certain expenses of the Third Avenue Value Portfolio for the benefit of shareholders.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Variable Series Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date February 20, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date February 20, 2026

By (Signature and Title)*	/s/ Christine S. Catanzaro
Christine S. Catanzaro, Treasurer and
Chief Financial Officer
(principal financial officer)

Date February 20, 2026

* Print the name and title of each signing officer under his or her signature.